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                                                                    EXHIBIT 23.3




               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the Form S-4 Registration Statement for King Pharmaceuticals, Inc.'s 10 3/4% Senior Subordinated Notes due 2009.






KPMG LLP


Kansas City, Missouri
April 22, 1999